Exhibit 10.22

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

Statement of Work #2
Effective as of December 31, 2013 (“SOW Effective Date”)

This Statement of Work #2 (“SOW”) effective as of December 31, 2013 (the “SOW Effective Date”) between Support.com, Inc. (“Vendor”) and Comcast Cable Communications Management, LLC and any of its operating subsidiaries and affiliates which receive services from Vendor (“Comcast”) incorporates and is governed by the terms and conditions contained in the Master Services Agreement Call Handling Services effective as of October 1, 2013 (the “Agreement”), by and between Comcast and Vendor.  In the event of any conflict between the terms and conditions of this SOW and the terms and conditions of the Agreement, the terms and conditions of the Agreement shall govern.  Any capitalized term used herein but not defined shall be as defined in the Agreement.

1.0                SERVICES

1.1                Scope of Services.

The parties acknowledge that Comcast, pursuant to a promotional offer for [***] subscriptions of the “Help Desk” SKU set forth in Program Description Number 1 of the Amended and Restated Support Services Agreement, dated July 5, 2012, has in place [***] subscriptions with customers (the “[***] Subs”).  Notwithstanding any other provision, with respect to the [***] Subs, Vendor agrees to continue to provide the services for such SKUs at a rate of [***] per subscription, per month, with the outstanding remaining [***] term balance for all of the [***] Subs, minus a [***] churn rate, to be paid in full within sixty (60) days from the SOW Effective Date. The total amount owed to Vendor will be [***].

1.2                Service Level Terms.

With respect to the [***] Subs, Vendor agrees to provide an inbound call service level of [***] or greater of inbound customer calls for a delivery agent answered within [***].

Each party represents to the other that the person signing on its behalf has the legal right and authority to enter into the commitments and obligations set forth herein.

IN WITNESS WHEREOF, the parties have executed this SOW as of the date first above written.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC		SUPPORT.COM, INC

By:	/s/	By:	/s/
Print Name:	Peter Kiriacoulacos	Print Name:	Josh Pickus
Title:	EVP & Chief Procurement Officer	Title:	President & CEO

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***